Listing Report:Supplement No. 12 dated Jul 21, 2011 to Prospectus dated Jul 14, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 14, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 14, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 488634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$259.23

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1980	Debt/Income ratio:	25%
Credit score:	760-779 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	30y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,486	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	decisive-silver1	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	760-779 (Latest)
Principal borrowed:	$4,100.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2009)
Principal balance:	$1,978.71	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Consolidate 3 loans
I want to consolidate 3 loans including Prosperloan into one payment, easier paymentand quicker payoff. I will always pay my debts, and appreciate this loan as it will help that goal! Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$486.05

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1989	Debt/Income ratio:	10%
Credit score:	780-799 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,414	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	rapid-coin8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	780-799 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	800-819 (Nov-2009)
Principal balance:	$3,551.83	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Personal loan for professional
Purpose of loan:
This loan will be used for debt consolidation.

My financial situation:
I am a good candidate for this loan because I have a very strong payment history related to all types of credit - mortages, revolving, other short term loans. I am employed FT in the health care industry with a good work history in an advanced management role. I am interested in consolidating my debt as I plan to enter a doctoral program in 2 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 494224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$366.51

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	8y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,185	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	coumery	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	780-799 (Jun-2010) 780-799 (Apr-2010) 780-799 (Apr-2007)
Principal balance:	$0.04	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
My personal loan for my business
Purpose of loan:
This loan will be used a reserve for advertising and other business expenses.

My financial situation:
I am a good candidate for this loan because I paid back a 25,000 loan on time in the middle of the financial crisis. Never missed a payment.

Monthly net income: $4000
Monthly expenses: $ 2250
Housing: $ 975
Insurance: $ 125
Car expenses: $100
Utilities: $50
Phone, cable, internet: $100
Food, entertainment: $600
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$150.48

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1999	Debt/Income ratio:	36%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$49,590	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	asset-swashbuckler1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	27 ( 100% )	640-659 (Latest)
Principal borrowed:	$8,150.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2010) 680-699 (Oct-2009)
Principal balance:	$1,127.21	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
No More Credit Cards
Purpose of loan: Pay off credit cards
This loan will be used to consolidate and pay off credit cards

My financial situation: Is very stable, I am working full time with a part time job on the side
I am a good candidate for this loan because I am a very hard working individual, with NO late or missed payments EVER! I am wanting to consolidate and pay off debt faster. I have had previous and current Prosper loans and have a spotless payment history, I even pay extra to pay the loan faster. I am taking small loans to pay off chunks of debt faster and with consolidated payments.

Monthly net income: $4,000
Monthly expenses: $
Housing: $750
Insurance: $50
Car expenses: $150
Utilities: $100
Phone, cable, internet: $75
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $750
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 516988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$144.59

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1992	Debt/Income ratio:	5%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$34	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	vista540	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with a new car
Purpose of loan:
This loan will be used to...Purchase a good used car
My financial situation: Recovering from divorce debt/ bankruptcy
I am a good candidate for this loan because...I have solid employment in the elder care industry as a direc tor of maintenance for a large company. My income is more than adequate to pay it off.Monthly net income: $2500.00
Monthly expenses: $
Housing: $460.00
Insurance: $44.00
Car expenses: $20.00
Utilities: $280.00
Phone, cable, internet: $144.00
Food, entertainment: $400.00
Clothing, household expenses: $120.00
Credit cards and other loans: $15.00
Other expenses: $100.00 (Gasoline)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	2.60%
Term:	60 months

Lender yield:	12.29%	Borrower rate/APR:	13.29% / 14.66%	Monthly payment:	$274.82

Lender servicing fee:	1.00%	Effective Yield*:	12.25%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1981	Debt/Income ratio:	26%
Credit score:	760-779 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,149	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	green-proper-agreement	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	800-819 (Oct-2010)
Principal balance:	$12,083.08	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt consolidation
Purpose of loan:
This loan will be used to...debit consolidation
My financial situation:
I am a good candidate for this loan because...I always pay my loan on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$326.55

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1989	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,228	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	Yes
Screen name:	jrossm	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Business Grow
Purpose of loan:
This loan will be used to...
My business specializing in on-site tent rental at music festivals and events is growing and this loan will be used to provide some working capital to help buy more inventory as demand dictates moving into our second year. We're enjoying a successful 1st year and interest is already strong for next.

My financial situation:
I am a good candidate for this loan because...
Despite limited income, I've have a strong personal repayment history and have never had a settlement or judgement against me. I understand how to work on a tight budget while still meeting all financial obligations on time.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$238.90

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1992	Debt/Income ratio:	8%
Credit score:	760-779 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,585	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	kind-trade-lionheart	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
upgrade
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	6.10%
Term:	60 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 24.25%	Monthly payment:	$358.97

Lender servicing fee:	1.00%	Effective Yield*:	20.50%
		Estimated return*:	14.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1996	Debt/Income ratio:	45%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	18y 4m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,092	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	priceless-balance8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-739 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	720-739 (Jun-2010)
Principal balance:	$4,980.49	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Debt Consolidation

My financial situation:
I am a good candidate for this loan because...I have good credit and pay all my bills on time. I have also owned my own home for roughly ten years and have never made a late mortage payment.

Monthly net income: $40,000.00
Monthly expenses: $
Housing: $1000.00
Insurance: $
Car expenses: $
Utilities: $250.00
Phone, cable, internet: $200.00
Food, entertainment: $250.00
Clothing, household expenses: $
Credit cards and other loans: $600.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$78.46

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1989	Debt/Income ratio:	9%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	9 / 6	Length of status:	12y 8m
Amount delinquent:	$10,085	Total credit lines:	33	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$368	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	37	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	Mully84	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,900.00	< 31 days late:	0 ( 0% )	600-619 (Mar-2010) 640-659 (Feb-2008)
Principal balance:	$1,003.89	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
Debt consolidation-RETURN BORROWER!
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 3,450.00

As you can see from my two previous Prosper loans, I take this very seriously and I am working VERY hard to improve my financial situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$307.16

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1984	Debt/Income ratio:	9%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,513	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	red-commitment-accomplishment	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
decoration
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$214.98

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1998	Debt/Income ratio:	9%
Credit score:	620-639 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	8 / 9	Length of status:	25y 6m
Amount delinquent:	$6,234	Total credit lines:	29	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,554	Stated income:	$100,000+
Delinquencies in last 7y:	38	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	sssanders1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	1 ( 3% )	640-659 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt Consolidation
Purpose of loan:
This loan will be used to... consolidate some high interest credit cards

My financial situation:
I am a good candidate for this loan because... Owned home since 1996.Been in the law field for 25 years, same firm for the last 11 years. Recently promoted to Assistant manager of eDiscovery Services and Litigation Support for the law firm of Bryan and Cave.
We went through a rough patch like a lot of people did back in 2008. Now with my new position and raise, we are turning everything around. I just wanted to pay off some past debts that accrued from the recession. I had a loan from Prosper back in 2005 or 2006, and it was paid in full and in good standing.

Monthly net income: $6800
Monthly expenses: $4690
Housing: $965
Insurance: $125
Car expenses: $100
Utilities: $250
Phone, cable, internet: $150
Food, entertainment: $500
Clothing, household expenses: $300
Credit cards and other loans: $2000
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$162.02

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2000	Debt/Income ratio:	24%
Credit score:	760-779 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,354	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	Yes
Screen name:	the-preeminant-payout	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	760-779 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	780-799 (Nov-2010)
Principal balance:	$10,348.72	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Partial Funding for Sept. Wedding
Purpose of loan:
To pay the remaining balances on a few wedding expenses such as the catering.

My financial situation:
I have a current loan out through Prosper that was used to consolidate my credit card debt. I have no problem paying the payments as my employment status remains the same as when the loan was originally taken out. Additionally, the payment for the consolidation loan is considerably lower than I was used to paying on the credit cards themselves putting me in a better position financially. Also, any money received as gifts from the wedding will go back towards paying this loan and my fiance will be helping with these payments.

Side note: Prosper has been a big help in my life so far which is why I am pursuing this route to obtain the remaining funds.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1996	Debt/Income ratio:	25%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,794	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	balance-explosion686	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to...new roof

My financial situation:
I am a good candidate for this loan because...good credit

Monthly net income: $7370
Monthly expenses: $
Housing: $2300
Insurance: $75
Car expenses: $400
Utilities: $350
Phone, cable, internet: $250
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $1000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.10%
Term:	60 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 24.25%	Monthly payment:	$414.20

Lender servicing fee:	1.00%	Effective Yield*:	20.50%
		Estimated return*:	14.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1996	Debt/Income ratio:	34%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 19	Length of status:	23y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$66,096	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	the-note-paradise	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009) 640-659 (Sep-2008)
Principal balance:	$404.15	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Debt Consol_Forclosed Purchase
Purpose of loan:
This loan will be used debt consolidation and renovation on a foreclosed property I am getting ready to purchase

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time this will be not different.

Monthly net income: $9500
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1999	Debt/Income ratio:	5%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	2 / 2	Length of status:	3y 9m
Amount delinquent:	$580	Total credit lines:	9	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	first-tough-durability	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Best Friend's Wedding
Purpose of loan:
This loan will be used to...Pay for plane fare, auto repairs and wedding gift.

My financial situation:
I am a good candidate for this loan because...I have a good paying job, very little expenses and NO debt. I also do odd jobs that provide an additional $75-$350/month in undeclared income. I am just not able to save the money fast enough for this special event.

Monthly net income: $2000
Monthly expenses: $1635
Housing: $600
Insurance: $75
Car expenses: $150
Utilities: $50
Phone, cable, internet: $85
Food, entertainment: $600
Clothing, household expenses: $75
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1997	Debt/Income ratio:	35%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,972	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	agreement-enlistment	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $46000
Monthly expenses: $500
Housing: $475
Insurance: $
Car expenses: $0
Utilities: $0
Phone, cable, internet: $130
Food, entertainment: $50
Clothing, household expenses: $0
Credit cards and other loans: $300
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$559	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	integrity-catapult	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
upgrade
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$214.98

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1996	Debt/Income ratio:	29%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,634	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	Helpme20	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 97% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	1 ( 3% )	680-699 (Jul-2009) 660-679 (Apr-2009) 660-679 (Jul-2008)
Principal balance:	$189.33	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate thee high rate interest loans.

My financial situation:
I am a good candidate for this loan because I have a steady income, I make my payments on time, and have had one other loan with Prosper that I paid off with no late payments.

Monthly net income: $4,258.13
Monthly expenses: $3415.86

The loans I am consolidating are:
Loan #1: Balance = $2,555 - monthly pmt $298.84

Loan #2: Balance = 1,378 - monthly pmt 228.64

Loan #3: Balance $1,200 - monthly pmt 156.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$6,500	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$210.62

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-2004	Debt/Income ratio:	15%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$342	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	get55555	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 94% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	2 ( 6% )	660-679 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Shopping arround for the best rate.
Purpose of loan:
This loan will be used for making improvements on the home I recently purchased which is my primary home and the purchase of a compact farm tractor and equipment for my lawn care needs.

My financial situation:
I am a good candidate for this loan because I have a steady employment record. My present debt load is reasonably low and I have a good payment history with my previous loan from Prosper members.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1999	Debt/Income ratio:	34%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,048	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	dinero-curriculum	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,051.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2010)
Principal balance:	$1,677.41	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Credit Card Killer
Purpose of loan: to consolidate towards the goal of paying off credit cards

My financial situation:
I used a prior Prosper.com to successfully pay off several small credit cards I foolishly got in college along with some student loans. I have a couple larger ones that need to be dealt with. Have stable employment and income, working in the legal profession. I have started a small side business that is also generating some income to help payoff. Living with family for the short term to help reduce expenses.

Monthly net income: $ 3,046
Monthly expenses: $ $1,475
Housing: $ 500
Insurance: $ 125
Car expenses: $ 300
Utilities: $ 75
Phone, cable, internet: $ 0
Food, entertainment: $ 225
Clothing, household expenses: $ 50
Credit cards and other loans: $ 1,275
Other expenses: $ 400 (tithe)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$387.79

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2006	Debt/Income ratio:	18%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,905	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	sensible-credit3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FINANCIAL ASSISTANCE NEEDED
Purpose of loan: MOVING RE-LOCATION EXPENSES
This loan will be used to...RE-LOCATE FOR A CROSS COUNTRY MOVE TO INCLUDE HOME IMPROVEMENT(S)

My financial situation: GOOD STANDING
I am a good candidate for this loan because...I am currently an employed active duty military service member that has a historically great credit history with the habit of paying debts off in advance to include no delinquent payments. I amrequesting to receive assistance from some great investors to provide me help in re-location and business expenses. Your support and assistance would be greatly appreciated. You can rest assure that your investment in me will be a solid one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$109.95

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1970	Debt/Income ratio:	26%
Credit score:	780-799 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	31 / 21	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	68	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,594	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	power-banshee	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	780-799 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	740-759 (Jan-2011) 680-699 (Aug-2008)
Principal balance:	$2,216.09	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
catching up on bills
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$306.15

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1978	Debt/Income ratio:	22%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,855	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	wmwh52	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Church Deacon to be a blessing!
Purpose of loan:
This loan will be used to...
Our 3 yr church is ready to move into its own building. What we have available will cover the cost of the building and other cost;however, we require chairs and other furniture immediately.
My financial situation: Good, and I am backed by my church in support of paying this note.
I am a good candidate for this loan because...
Again, I am backed by my church and would have this note paid before time.

Monthly net income: $8000
Monthly expenses: $4600
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2003	Debt/Income ratio:	25%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,615	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	107%
		Homeownership:	No
Screen name:	empire316	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Medical Bills
Purpose of loan: To Consolidate Medical Bills
This loan will be used to... Help Consolidate Medical Bills That I Have Incurred From Being Very Ill This Past Year

My financial situation:
I am a good candidate for this loan because... I have always made any and all payments on time and have never been in default. I have been at the same employer for years and have a very secure job. I work full time and over 50 hours a week. This would really help me to consolidate all of my doctor and hospital bills into one monthly payment.

Monthly net income: $2900
Monthly expenses: $200
Housing: $0
Insurance: $74.83
Car expenses: $393.31
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $203.82
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$293.90

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2000	Debt/Income ratio:	38%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	4y 9m
Amount delinquent:	$67	Total credit lines:	21	Occupation:	Construction
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$659	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	contract-engine4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BS
Purpose of loan:
This loan will be used to...paying off wifes loan

My financial situation: I make 14.75 an hour and work alot of overtime
I am a good candidate for this loan because...Ive never missed a house, car, loan, 4 wheeler, cell phone, cable bill, utility bill, or car insurance payments.

Monthly net income: $4500
Monthly expenses: $
Housing: $425
Insurance: $
Car expenses: $356.
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$129.61

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1978	Debt/Income ratio:	10%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	12	Current / open credit lines:	5 / 5	Length of status:	13y 1m
Amount delinquent:	$42,205	Total credit lines:	49	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,887	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	new-commanding-bid	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2010)
Principal balance:	$4,191.73	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Down payment for van
I need to get a new vechicle since I have a new addition to the family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$81.64

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1988	Debt/Income ratio:	17%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	9 / 8	Length of status:	0y 8m
Amount delinquent:	$18,930	Total credit lines:	38	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,628	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	durable-exchange	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan: Bill Consolidation
This loan will be used to...

My financial situation: Good
I am a good candidate for this loan because...

Monthly net income: $3600.00
Monthly expenses:
Housing: $600.00
Insurance: $65.00
Car expenses: $360.00
Utilities: $55.00
Phone, cable, internet: $170.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $180.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	13.00%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$479.33

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1989	Debt/Income ratio:	56%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 10	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,394	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	amjes	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	53 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2009) 580-599 (May-2008) 580-599 (Dec-2007)
Principal balance:	$625.95	31+ days late:	0 ( 0% )
Total payments billed:	53
Description
AJS822
Purpose of loan: Consolidate Debt
This loan will be used to...consolidate some of our debt that we have due to my husband being out of work for a while.

My financial situation:
I am a good candidate for this loan because...I have been paying all my bills on time and try to stay on top of all of them.

Monthly net income: $4,000.00
Monthly expenses: $
Housing: $700.00
Insurance: $400.00
Car expenses: $700.00
Utilities: $90.00
Phone, cable, internet: $200.00
Food, entertainment: $400.00
Clothing, household expenses: $
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2008	Debt/Income ratio:	27%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,633	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	deal-captain5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Needed- Quick Repayment
Purpose of loan:
This loan will be used to...pay a couple bills. Quick repayment!

My financial situation:
I am a good candidate for this loan because...I pay everything ontime and am an Eagle Scout.

Monthly net income: $1000
Monthy Expenses:
Housing: $325
Car expenses: $180
Utilities: $175
Credit cards and other loans: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	orange-payment-triumph	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
C. Beanies Daycare & Preschool
Purpose of loan:
This loan will be used for working captial. To help reach our goal of 28 children. With getting a loan we will be able to keep our bills current and paid. I would not like to fall behind. We have a solid foundation that is building us up. We have been open for 6 months and have tripled our enrollment!
My financial situation: My financial situation is solid. We are netting $14,500 per month. We need to be netting $19,000 to cover all expenses. We only need 5 more children to make our goal. I do have my last quarters profit and lost statement for viewing.

Monthly net income...
: $14,600
Monthly expenses: $19,286
Housing: $7496
Insurance: $150
Car expenses: $0
Utilities: $400
Phone, cable, internet: $59
Food, entertainment: $500
Clothing, household expenses: $
Credit cards and other loans: $219,000
Other expenses: $
Payroll $8000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,100.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,870	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$160.83

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1993	Debt/Income ratio:	23%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	17y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$59,461	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	AlbyVA	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2010)
Principal balance:	$4,100.53	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Prosper Loan Refinancing
Purpose of loan: To Refi an existing Prosper Loan
This loan will be used to payoff $4,109.80 that is costing us $205/mo.
This does increase our overall liability by more than $200, but reduces our monthly burden by almost $50/mo.

My financial situation:
I am a good candidate for this loan because because I have a flawless track record to paying all my debts on time. I've (NEVER) been late on any payment and I've never defaulted on any debt. Debt always gets paid (First).

Monthly net income: $5000 (personal) / $9100 (Household-Married)
Monthly expenses: $5600 (Total of everything listed below)
---
Housing: $3600
Insurance: $100
Car expenses: $0.00 (No car debt)
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $1000
Other expenses: $n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 516943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2001	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,592	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	p2p-jujitsu	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Owner
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.00%
Term:	60 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 29.37%	Monthly payment:	$457.94

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	15.34%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1999	Debt/Income ratio:	30%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,014	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	superb-transaction0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2010)
Principal balance:	$3,368.50	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Home Remodel/Wedding
Purpose of loan:
This loan will be used to remodel certain things in our home and for upcoming wedding.

My financial situation:
I am a good candidate for this loan because I have always had a stable job. I have been at my current position for nearly three years and I love it here.

Monthly net income: $ 2500
Monthly expenses: $1200 (this is shared with my fiance)
Housing: $1700 (this is shared with my fiance)
Insurance: $ (included in housing)
Car expenses: $0
Utilities: $50 (this is shared with my fiance)
Phone, cable, internet: $150 (this is shared with my fiance)
Food, entertainment: $150 (this is shared with my fiance)
Clothing, household expenses: ~$100 (this is shared and fluctuates monthly)
Credit cards and other loans: $500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,350	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$411.89

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1989	Debt/Income ratio:	41%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 25	Length of status:	23y 7m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$262,120	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	jimbuck	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	720-739 (May-2010) 720-739 (Mar-2010) 720-739 (Nov-2009) 660-679 (Jul-2008)
Principal balance:	$258.96	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Capital equipment will drive sales
Purpose of loan: To purchase the equipment my business needs be able to expand and grow revenue
This loan will be used to...purchase equipment that is directly related to sales. The more product I have to sell, the more revenue my business will create

My financial situation: Good, but money is wrapped up in paying down other debt from original business development
I am a good candidate for this loan because...I have been employed by the same company for nearly 24 years, I am making solid commissions on top a good salary and the business is funding a number of our personal expenses now.

Monthly net income: $18254
Monthly expenses: $16050
Housing: $ 4000
Insurance: $ 300
Car expenses: $ 150
Utilities: $ 450
Phone, cable, internet: $ 150
Food, entertainment: $ 800
Clothing, household expenses: $200
Credit cards and other loans: $10000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$289.18

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1993	Debt/Income ratio:	13%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,027	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	velocity-solo1	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
prime21
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$128.99

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1982	Debt/Income ratio:	32%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	27y 6m
Amount delinquent:	$50	Total credit lines:	56	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,315	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	LINEFIVE	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 98% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	1 ( 2% )	680-699 (Aug-2009) 660-679 (Aug-2008) 660-679 (Jun-2008) 700-719 (Dec-2007)
Principal balance:	$456.45	31+ days late:	0 ( 0% )
Total payments billed:	51
Description
DEBT CONSILIDATION
Purpose of loan:
This loan will be used to:...consolidate debt from medical bills due to broken foot last year.....and some small credit cards that I had to use because of that accident and to pay off my other prosper loan.

My financial situation:
I am a good candidate for this loan because...I already have one prosper loan with no late pays and another one that was paid off in full this year.

Monthly net income: $2000
Monthly expenses:
Housing: $813
Car expenses: $0
Utilities: $250
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $0
Credit cards and other loans: 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-2005	Debt/Income ratio:	47%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	5y 0m
Amount delinquent:	$204	Total credit lines:	49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,678	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	rose655	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rose655
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1995	Debt/Income ratio:	22%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	16y 1m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$8,899	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	return-goat4	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have always been financial responsible. However, due to a recent separate in 2009 my ex-husband left me with several outstanding bills and he was cleared after he file bankrupcy. To maintain a good credit rating I have for the past two years have been trying to maintain the mortgage, car note and other living expenses independently. In the interim, the extra cash needed is to pay off two of my debts, originally wanting to take care them all to lower my Debt-to-Income numbers and put me in a better FICO number to eventually refinance with a lower APR.

Monthly net income: $5,645.00
Monthly expenses: $3200.00
Housing: $1812.00 /Mo
Insurance: $76/Mo
Car expenses: $35
Utilities: $80
Phone, cable, internet: $65
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$375.53

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1995	Debt/Income ratio:	16%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,731	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	nickel-goose4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Car Purchase
Purpose of loan:
This loan will be used to...purchase a new car for my family.

My financial situation:
I am a good candidate for this loan because...I have a very stable job and good income. I have solid track record of repayment and understand the value of money. I heard about this option as opposed to my local bank and it seems like it would be worth it.

Monthly net income: $2800
Monthly expenses: $50
Housing: $860
Insurance: $50
Car expenses: $0
Utilities: $400
Phone, cable, internet: $100
Food, entertainment: $250
Clothing, household expenses: $50
Credit cards and other loans: $80
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-2007	Debt/Income ratio:	16%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	a-repayment-accelerator	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
financial iq buisness seminar.
Purpose of loan:
This loan will be used to further my financial knowledge to understand the market and my credit.

My financial situation:
I am a good candidate for this loan because I have a good credit score and I am current on all my bills since I have had credit. I would like to use this money to better my families life through understanding finances. So I one day can be the one lending to those just like myself, those who want to better their lives by taking the right steps.

Monthly net income: $4123
Monthly expenses: $600
Housing: $1363
Insurance: $174
Car expenses: $280
Utilities: $113
Phone, cable, internet: $180
Credit cards and other loans: $203
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$259.23

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1998	Debt/Income ratio:	13%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	8y 5m
Amount delinquent:	$2,820	Total credit lines:	24	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,667	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	market-protector	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 86% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	2 ( 14% )	680-699 (Apr-2010) 680-699 (Nov-2009)
Principal balance:	$1,051.40	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Downpayment for house
Purpose of loan:
This loan will be used to...make a downpayment for a house

My financial situation:
I am a good candidate for this loan because...I have a loan through prosper already which will be paid off next year. I have been at my current job almost 9 years. My credit score is in the lower 700's! This loan will also have auto-draft through my checking account through Ing Direct!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	17.00%
Term:	36 months

Lender yield:	30.25%	Borrower rate/APR:	31.25% / 34.89%	Monthly payment:	$150.99

Lender servicing fee:	1.00%	Effective Yield*:	28.48%
		Estimated return*:	11.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-2005	Debt/Income ratio:	37%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	6y 10m
Amount delinquent:	$3,697	Total credit lines:	21	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,260	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	transparency-mammal	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Sep-2009)
Principal balance:	$539.42	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Need improvements to home
Purpose of loan:
This loan will be used to put in a second bathroom...

My financial situation:
I am a good candidate for this loan because..I work for the government in a steady tenured job..

Monthly net income: $ 40000.00
Monthly expenses: $ 1500
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,400.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,080	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$189.18

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1983	Debt/Income ratio:	22%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	4y 11m
Amount delinquent:	$203	Total credit lines:	24	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,412	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	105%
		Homeownership:	Yes
Screen name:	Loricakebake	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2009) 640-659 (May-2008) 640-659 (Mar-2008)
Principal balance:	$1,059.44	31+ days late:	0 ( 0% )
Total payments billed:	61
Description
Medical Bills for Foot Surgery
Purpose of loan: Medical bills for Foot Surgery
This loan will be used to...pay medical bills, this foot surgery is not covered by insurance.

My financial situation:
I am a good candidate for this loan because...I have had two prosper loans, one paid in full and never late or delinquent with anything. I work in a growing surgery center that is building the second office, the center is small so they dont have very good short term disability and I could be off 4wks, the short term disability does not kick in till you are off 30 days, but I will only be off 30 days so no pay.

Monthly net income: $2100.00
Monthly expenses: $
Housing: $400.00
Insurance: $100.00
Car expenses: $200.00
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $117.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	2.60%
Term:	60 months

Lender yield:	12.29%	Borrower rate/APR:	13.29% / 14.66%	Monthly payment:	$229.02

Lender servicing fee:	1.00%	Effective Yield*:	12.25%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1987	Debt/Income ratio:	48%
Credit score:	740-759 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 21	Length of status:	22y 6m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,642	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	marketplace-vibrato	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	800-819 (Oct-2010) 640-659 (May-2010)
Principal balance:	$3,257.31	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Hail Damage Home Improvement
Purpose of loan:
This loan will be used to...replace wood siding with cedar shake siding that will never have to be painted or stained. We had hail damage to our roof back in April and had our roof replaced and that was covered by our Insurance Company. When we went to take the metal roof off the house we discovered some minor leaks that had caused some damage to our wood siding. Our new roof is dimensional shingles and will not need to be replaced for 30 years.

My financial situation:
I am a good candidate for this loan because...I have a stable job and have worked here since 1989. My husband has a good job and we are doing well. We pay our bills on time and have a good credit history. I could save up the money to pay for this siding but we really need to get this replaced soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$196.14

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1995	Debt/Income ratio:	6%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	pronto777	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Buying a new vehicle
Purpose of loan:
This loan will be used to deposit to buy a new vehicle

My financial situation:
I am a good candidate for this loan because I have borrowed from prosper.com several years ago and I have paid off the whole loan.

Monthly net income: $3500
Monthly expenses: $3000
Housing: $1200
Insurance: $ 50
Car expenses: $300
Utilities: $150
Phone, cable, internet: $200
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $0
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$274.88

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1997	Debt/Income ratio:	15%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	13y 6m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,802	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	generator814	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	640-659 (May-2010) 640-659 (Jan-2010)
Principal balance:	$2,116.01	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
For higher interest credit cards.
Purpose of loan: To pay off higher interest credit card loans.
This loan will be used to... pay credit cards.

My financial situation: Stable
I am a good candidate for this loan because... I just became an RN (I've been a licensed practical nurse for 17 years, and I'm also a licensed social worker, and United States Army Veteran.

Monthly net income: $4500
Monthly expenses: $3850
Housing: $1650
Insurance: $150
Car expenses: $450
Utilities: $200
Phone, cable, internet: $175
Food, entertainment: $125
Clothing, household expenses: $650
Credit cards and other loans: $250
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$162.02

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2006	Debt/Income ratio:	34%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,203	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	greatest-visionary-wampum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2010) 640-659 (May-2009)
Principal balance:	$2,847.65	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Save myself from Credit Card Debt
Purpose of loan:
This loan will be used to pay off the debt that I got myself into after getting a DWI last September.

My financial situation:
I am a good candidate for this loan because I am extremely accountable when it comes to my finances. I've also had a previous loan with Prosper which I'm paying back every month on time

Monthly net income: $ Around 1,600
Monthly expenses: $ 1105
Housing: $0.00
Insurance: $100
Car expenses: $120
Utilities: $ 0.00
Phone, cable, internet: $ 145
Food, entertainment: $100
Clothing, household expenses: $50
Credit cards and other loans: $520
Other expenses: $70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$612.30

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1995	Debt/Income ratio:	35%
Credit score:	740-759 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	8y 0m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$17,516	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	bold-benjamins-cactus	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Vienna Coffee Company
Purpose of loan: Business
This loan will be used to...acquire business

My financial situation: good
I am a good candidate for this loan because...I am acquiring an established coffeehouse business in a excellent location, beautiful inside decor, great large patio and drivethru. I have an experienced successfull coffeehouse manager and continue to hold a stable normal well paying job.

Monthly net income: $5500 just from my normal job
Monthly expenses: $100
Housing: $1750
Insurance: $200
Car expenses: $1400
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $325
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.60%
Term:	60 months

Lender yield:	12.29%	Borrower rate/APR:	13.29% / 14.66%	Monthly payment:	$343.53

Lender servicing fee:	1.00%	Effective Yield*:	12.25%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1996	Debt/Income ratio:	17%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,853	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	community-friend2	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-719 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	0 ( 0% )	760-779 (Aug-2010) 760-779 (Feb-2010)
Principal balance:	$7,404.82	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Add a new room for the baby
This loan will be used to remodel our house so we can add a new room for the baby. We have to finish the basement and take down few walls to be able to fit in the extra room. Total project cost is close to $30000 I will be using some of the saving to cover most of the expenses, but I am short so I hope the Prosper community can help. We all know the big banks don't want to help.

My financial situation:
I am a good candidate for this loan because?pay may bills on time and this is my second Prosper loan.

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$180.74

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1998	Debt/Income ratio:	5%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	12y 6m
Amount delinquent:	$40,836	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$3,427	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	vigilance-chemistry	Borrower's state:	Pennsylvania	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to buy my girlfriend an engagement ring.

My financial situation:
I am a good candidate for this loan because I have a very lucrative position at our stable and growing family insurance business. My earnings continue to increase and I have selected a ring value that is well within my monthly budget. I am very careful about watching my expenses. Several years ago I did suffer from a medical condition that resulted in a personal bankruptcy, but I am now completely healthy and moving forward in my career. My health is great now and I am rebuilding my career and credit. As a result of my past traditional lending options are not as readily available, but rest assured I can satisfy the terms of this loan. Please consider investing in me and I promise you will be rewarded for taking the risk with a nice rate of return on your investment.

Monthly net income: $5,200
Monthly expenses: $2,250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$253.03

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2000	Debt/Income ratio:	5%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$525	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	justice-relaxation1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
house building
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$273.03

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1990	Debt/Income ratio:	22%
Credit score:	780-799 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	28 / 28	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,698	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	Yes
Screen name:	exchange-snowdome	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy house
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$542.21

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1988	Debt/Income ratio:	7%
Credit score:	740-759 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 4	Length of status:	2y 6m
Amount delinquent:	$79,574	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,984	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	Invisicom_Technologies	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Experimental Aircraft Build
Purpose of loan:
This loan will be used to build an experimental Gyrocopter for the purpose of demonstrating the viability of inter-island flights, Civil defense uses, agricultural uses, ocean search and rescue...

My financial situation:
I am a good candidate for this loan because, I am supporting my wife who is on a different island on Oahu than I am, and I am gainfully employed as a satellite communications Engineer...my credit score is between 730-750 the $79,574 outstanding was for a loan modification

Monthly net income: $6,000
Monthly expenses: $4075
Housing: $1300
Insurance: $125
Car expenses: $300
Utilities: Included in monthy rent
Phone, cable, internet: Included in monthy rent
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $250
Other expenses: $150 (gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	17.00%
Term:	36 months

Lender yield:	30.25%	Borrower rate/APR:	31.25% / 34.89%	Monthly payment:	$172.56

Lender servicing fee:	1.00%	Effective Yield*:	28.48%
		Estimated return*:	11.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-2001	Debt/Income ratio:	30%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$63,253	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	versatile-p2p6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2010)
Principal balance:	$4,315.02	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
home improvement
Purpose of loan:
This loan will be used to home improvement-need to install a new carpet in one of my properties

My financial situation:
I am a good candidate for this loan because I have a steady job

Monthly net income: $ 8000
Monthly expenses: $2400
Housing: $1700
Insurance: $250
Car expenses: $1200
Utilities: $300
Phone, cable, internet: $170
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	6.10%
Term:	60 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 24.25%	Monthly payment:	$220.91

Lender servicing fee:	1.00%	Effective Yield*:	20.50%
		Estimated return*:	14.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1998	Debt/Income ratio:	65%
Credit score:	740-759 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 23	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,331	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	Meg63	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	0 ( 0% )	740-759 (Jun-2011) 720-739 (Jun-2010) 740-759 (May-2010) 720-739 (Nov-2009)
Principal balance:	$1,536.89	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Combining Credit Card Payments
Purpose of loan: This loan will be used to combine my credit card payments into one. I will be making the same payments but just will be easier to have one payment instead of three and at a lower rate. I am a good candidate for this loan because I pay all my bills on time and have already have had one Prosper loan and have made all payments on time. My financial situation: Monthly net income: $ 4400 Monthly expenses: $ 2775 Housing: $ 0 Insurance: $ 175 Car expenses: $ 750 Utilities: $ 200 Phone, cable, internet: $ 150 Food, entertainment: $ 500 Clothing, household expenses $ 100 Credit cards and other loans: $ 700 Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$274.88

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2000	Debt/Income ratio:	8%
Credit score:	620-639 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 8	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Computer Programmer
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$4,269	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	caelanmac	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
Creative Agency - Equipment Upgrade
Purpose of loan:
This loan will be used to purchase upgraded equipment for my startup creative agency.

I only started my business six months ago, and I am flush with clients. I built the business to be scalable and handle the growth I am experiencing, so I predict payback within 18 months.

I design websites primarily, but I am getting lots of video clients which require an equipment upgrade.

Video Camera $3200
Lighting Kit $1350
Lavalier Microphones $450
Mac Desktop Computer $2500

My financial situation:

I have a bankruptcy on my record (due to medical reasons) and I have kept my debt low ever since. I carry $3k in credit card debt, and I am a good candidate for this loan because I am great at drumming up business. Just last week I had three referrals come in!

Monthly net income: $ 6000
Monthly expenses: $ 4500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,150	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$473.50

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1989	Debt/Income ratio:	20%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	19y 0m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,736	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	asset-sonnet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...pay off credit card debt incurred due to assisting family member with medical expenses.

My financial situation: Good overall
I am a good candidate for this loan because...very steady employment, no chance of layoff, long history of excellent credit, financial obligations to assist family member have been eliminated.

Monthly net income: $3900
Monthly expenses: $2500
Housing: $1535
Insurance: $120
Car expenses: $300
Utilities: $150
Phone, cable, internet: $120
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $Would be 0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1974	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jul-2011)	Inquiries last 6m:	13	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 14	Length of status:	27y 6m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,281	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	first-treasure-optimization	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking lower cost debt
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $12,600
Monthly expenses: $
Housing: $2500
Insurance: $250
Car expenses: $50
Utilities: $200
Phone, cable, internet: $125
Food, entertainment: $1,500
Clothing, household expenses: $300
Credit cards and other loans: $5,000
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$337.16

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1993	Debt/Income ratio:	6%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	4 / 4	Length of status:	21y 11m
Amount delinquent:	$1,767	Total credit lines:	28	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$379	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	19	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	loan-champion675	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freight Forwarder
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 80000
Monthly expenses: $0
Housing: $1500
Insurance: $335
Car expenses: $0
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $600
Clothing, household expenses: $300
Credit cards and other loans: $50
Other expenses: $0
Information in the Description is not verified.